Exhibit 99.1

Carisma Therapeutics and OrthoCellix Enter into Definitive Merger Agreement to Create Company Focused on Regenerative Cell Therapies for Orthopedic Diseases

-      Proposed reverse merger with OrthoCellix, a wholly-owned subsidiary of Ocugen, to create Nasdaq-listed, late clinical-stage regenerative cell therapy company with a first-in-class technology platform, focused on orthopedic diseases

-      OrthoCellix is developing the Phase 3-ready NeoCart® as an autologous cartilage implant technology utilizing patient cells to repair articular cartilage defects of the knee

PHILADELPHIA, PA and MALVERN, PA., June 23, 2025 (Globe Newswire) -- Carisma Therapeutics Inc. (Nasdaq: CARM) (Carisma) and OrthoCellix, Inc. (OrthoCellix), a wholly-owned subsidiary of Ocugen, Inc. (Nasdaq: OCGN) (Ocugen), a clinical-stage company developing regenerative cell therapies for orthopedic diseases, today jointly announced that they have entered into a definitive merger agreement to combine the companies in an all-stock transaction. The combined company will focus on the development of OrthoCellix’s NeoCart® technology for the treatment of knee articular cartilage defects and plans to initiate a U.S. Food and Drug Administration (FDA)-endorsed Phase 3 clinical trial for NeoCart®.

“We believe merging OrthoCellix with Carisma will allow us to create a publicly-traded company focused on the development of NeoCart® and provide value for both Ocugen and Carisma stockholders while unlocking true market potential of NeoCart®,” said Dr. Shankar Musunuri, Chairman, Chief Executive Officer, and Co-founder of Ocugen. “We believe NeoCart® has tremendous potential to deliver a truly transformative approach to cartilage repair, and we’ve established OrthoCellix with dedicated resources to bring this revolutionary technology to the patients who desperately need it.”

“Carisma evaluated a range of strategic alternatives, and we believe this proposed transaction represents an opportunity to deliver significant value to our stockholders,” said Steven Kelly, President and Chief Executive Officer, of Carisma. “OrthoCellix is strongly positioned with its NeoCart® platform, a dedication to developing regenerative cell therapies, and a well-credentialed management team to lead the combined company.”

About OrthoCellix’s NeoCart® Portfolio

OrthoCellix is developing NeoCart® as an autologous cartilage implant technology utilizing patient cells to repair articular cartilage defects of the knee. The novel platform merges a fortified 3D scaffold and patented bioprocessing technology to grow chondrocytes—the cells responsible for maintaining cartilage health—to produce adolescent-like cartilage at the time of implant. NeoCart® has the potential to accelerate healing and reduce pain by creating a similar, functional joint surface to help patients return to normal activities and prevent complications associated with articular cartilage damage.

OrthoCellix anticipates launching its Phase 3 clinical trial by the end of 2025. Previously, NeoCart® received Regenerative Medicine Advanced Therapy (RMAT) designation and concurrence from the FDA on a single, confirmatory Phase 3 clinical trial to enable submission of a Biologics License Application.

About the Proposed Transactions

Under the terms of the merger agreement, OrthoCellix will merge with and into a wholly-owned subsidiary of Carisma, with OrthoCellix continuing as a wholly-owned subsidiary of Carisma and the surviving company of the Merger. Carisma will issue to the pre-merger OrthoCellix stockholder shares of Carisma common stock as merger consideration in exchange for the cancellation of shares of capital stock of OrthoCellix. Carisma also expects to enter into subscription agreements for a private financing with Ocugen and other select investors, which is expected to close concurrently with the completion of the merger, to enable the combined company to complete the Phase 3 trial of NeoCart® without any additional cost or investment from Ocugen. In connection with the closing of the proposed transactions, Carisma stockholders will be issued contingent value rights representing the right to receive certain payments from proceeds received by the combined company, if any, related to Carisma’s pre-transaction legacy assets.

Under the terms of the merger agreement, upon the closing of the proposed transactions and after giving effect to the contemplated $25.0 million concurrent financing, OrthoCellix’s stockholder and the other participants in the concurrent financing are expected to own approximately 90% of the combined company, and existing Carisma stockholders are expected to own approximately 10% of the combined company, each on a fully diluted basis. The percentage of the combined company that each company’s former stockholders will own after completion of the merger is subject to adjustment based on Carisma’s net cash at the closing and the proceeds from the concurrent financing, among other adjustments, in each case as described in the merger agreement.

Upon the closing of the proposed transactions, “Carisma Therapeutics Inc.” is expected to be renamed “OrthoCellix, Inc.” and trade on the Nasdaq Capital Market under the ticker symbol ‘OCLX.’

The transaction has been unanimously approved by the board of directors of both companies and is expected to close in the second half of 2025, subject to customary closing conditions, including approvals by the stockholders of each company and the effectiveness of a registration statement to be filed with the Securities and Exchange Commission (the “SEC”) to register the shares of Carisma common stock to be issued in connection with the merger. In connection with the companies’ entry into the merger agreement, directors and officers of Carisma and OrthoCellix’s stockholder have executed support agreements, pursuant to which they have agreed to vote all of their shares of capital stock in favor of the merger or the issuance of Carisma equity in the merger, as applicable.

Advisors

Wilmer Cutler Pickering Hale and Dorr LLP is serving as legal counsel to Carisma and Lucid Capital Markets, LLC is providing a fairness opinion to Carisma’s board of directors. Chardan Capital Markets LLC is serving as M&A advisor and co-placement agent to OrthoCellix and Ocugen. Lake Street Capital Markets, LLC is co-placement agent to OrthoCellix, as a subsidiary of Ocugen, Goodwin Procter LLP is serving as legal counsel to Ocugen and OrthoCellix, and Paul Hastings LLP is serving as legal counsel to the placement agents.

About OrthoCellix

OrthoCellix is a regenerative cell therapy company dedicated to developing a first-in-class technology platform focused on cartilage defects and other orthopedic diseases to address considerable unmet medical needs. The lead program within OrthoCellix is NeoCart® with revolutionary 3D cell therapy technology designed to repair and restore articular cartilage defects in the knee. The Company has a pipeline of additional treatments based on its proprietary scaffold bioreactor and adhesive. OrthoCellix will utilize the Good Manufacturing Practice facility established by Ocugen to support OrthoCellix’s initial development of NeoCart®.

About Carisma Therapeutics

Carisma Therapeutics is a biotechnology company pioneering macrophage engineering to develop groundbreaking therapies for fibrosis and cancer. With a strong commitment to patient-centric innovation, Carisma aims to deliver scalable, next-generation solutions that transform treatment paradigms. Carisma is headquartered in Philadelphia, PA. For more information, please visit www.Carismatx.com.

Cautionary Note on Forward- Looking Statements

Certain statements in this communication, other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995, concerning Carisma, OrthoCellix, the proposed financing and the proposed merger between Carisma and OrthoCellix (collectively, the “Proposed Transactions”) and other matters. These forward-looking statements include, but are not limited to, express or implied statements relating to Carisma’s and OrthoCellix’s management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: the structure, timing and completion of the proposed merger by and between Carisma and OrthoCellix; the Proposed Transactions and the expected effects, perceived benefits or opportunities of the Proposed Transactions; the combined company’s listing on Nasdaq after the closing of the Proposed Transactions; expectations regarding the structure, timing and completion of a concurrent financing, including investment amounts from investors, timing of closing of the Proposed Transactions, expected proceeds, expectations regarding the use of proceeds, and impact on ownership structure; the anticipated timing of the closing; the expected executive officers and directors of the combined company; each company’s and the combined company’s expected cash position at the closing and cash runway of the combined company following the proposed merger and any private financing; the future operations of the combined company, including research and development activities; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company, including expectations around market exclusivity and intellectual property protection; anticipated clinical drug development activities and related timelines, including the expected timing for announcement of data and other clinical results; expectations regarding or plans for discovery, preclinical studies, clinical trials and research and development programs, in particular with respect to NeoCart®, and any developments or results in connection therewith, including the target product profile of NeoCart®; the anticipated timing of the commencement of and results from those studies and trials; the sufficiency of post-transaction resources to support the advancement of OrthoCellix’s pipeline through certain milestones and the time period over which OrthoCellix’s post-transaction capital resources will be sufficient to fund its anticipated operations; the cash balance of the combined entity at closing; expectations related to the anticipated timing of the closing of the Proposed Transactions (the “Closing”); the expectations regarding the ownership structure of the combined company; the expected trading of the combined company’s stock on Nasdaq under the ticker symbol “OCLX” after the Closing; and other statements that are not historical fact. All statements other than statements of historical fact contained in this communication are forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “opportunity,” “potential,” “milestones,” “pipeline,” “can,” “goal,” “strategy,” “target,” “anticipate,” “achieve,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “plan,” “possible,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are made based on current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management, concerning future developments and their potential effects. There can be no assurance that future developments affecting Carisma, OrthoCellix, or the Proposed Transactions will be those that have been anticipated.

These forward-looking statements involve a number of risks and uncertainties, some of which are beyond Carisma’s or OrthoCellix’s control, or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the conditions to the Closing or consummation of the Proposed Transactions are not satisfied, including the failure to timely obtain approval of the proposed reverse stock split from Carisma’s stockholders and the proposed merger from both Carisma’s and OrthoCellix’s stockholders, if at all; the risk that the proposed concurrent financing is not completed in a timely manner, if at all; uncertainties as to the timing of the consummation of the Proposed Transactions and the ability of each of Carisma and OrthoCellix to consummate the Proposed Transactions; risks related to Carisma’s continued listing on Nasdaq until closing of the Proposed Transactions and the combined company’s ability to remain listed following the Closing; risks related to Carisma’s and OrthoCellix’s ability to correctly estimate their respective operating expenses and their respective expenses associated with the Proposed Transactions, as applicable, pending the Closing, as well as uncertainties regarding the impact any delay in the Closing would have on the anticipated cash resources of the combined company, and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the Proposed Transactions; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the merger on Carisma’s or OrthoCellix’s business relationships, operating results and business generally; costs related to the merger; the risk that as a result of adjustments to the exchange ratio, OrthoCellix stockholders and Carisma stockholders could own more or less of the combined company than is currently anticipated; risks related to the market price of Carisma’s common stock relative to the value suggested by the exchange ratio; the uncertainties associated with OrthoCellix’s NeoCart® portfolio, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the completion of clinical trials; risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates; uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; risks related to the failure to realize any value from product candidates being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; the outcome of any legal proceedings that may be instituted against Carisma, OrthoCellix or any of their respective directors or officers related to the Proposed Transactions; the ability of Carisma and OrthoCellix to obtain, maintain, and protect their respective intellectual property rights; competitive responses to the Proposed Transactions; costs of the Proposed Transactions and unexpected costs, charges or expenses resulting from the Proposed Transactions; potential adverse reactions or changes to business relationships, operating results, and business generally, resulting from the announcement or completion of the Proposed Transactions; changes in regulatory requirements and government incentives; risks associated with the possible failure to realize, or that it may take longer to realize than expected, certain anticipated benefits of the Proposed Transactions, including with respect to future financial and operating results, legislative, regulatory, political and economic developments, and those uncertainties and factors; and the risk of involvement in litigation, including securities class action litigation, that could divert the attention of the management of Carisma or the combined company, harm the combined company’s business and may not be sufficient for insurance coverage to cover all costs and damages, among others. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Carisma’s Annual Report on Form 10-K for the year ended December 31, 2024, which was originally filed with the SEC on March 31, 2025, as amended by Amendment No. 1 to the Annual Report on Form 10-K/A, which was filed with the SEC on April 29, 2025, subsequent Quarterly Reports on Form 10-Q filed with the SEC, and in other filings that Carisma makes and will make with the SEC in connection with the Proposed Transactions, including the Form S-4 and Proxy Statement described below under “Additional Information and Where to Find It”, as well as discussions of potential risks, uncertainties, and other important factors included in other filings by Carisma from time to time, any risk factors related to Carisma or OrthoCellix made available to you in connection with the Proposed Transactions, as well as risk factors associated with companies, such as OrthoCellix, that operate in the biopharma industry. Should one or more of these risks or uncertainties materialize, or should any of Carisma’s or OrthoCellix’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither Carisma nor OrthoCellix undertakes or accepts any duty to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based, except as required by law. This communication does not purport to summarize all of the conditions, risks and other attributes of an investment in Carisma or OrthoCellix.

No Offer or Solicitation

This communication and the information contained herein is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the Proposed Transactions or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the Proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law, or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS COMMUNICATION IS TRUTHFUL OR COMPLETE.

Important Additional Information about the Proposed Transactions Will be Filed with the SEC

This communication relates to the proposed merger involving Carisma and OrthoCellix and may be deemed to be solicitation material in respect of the proposed merger. In connection with the Proposed Transactions, Carisma intends to file relevant materials with the SEC, including a registration statement on Form S-4 (the “Form S-4”) that will contain a proxy statement (the “Proxy Statement”) and prospectus. This communication is not a substitute for the Form S-4, the Proxy Statement or for any other document that Carisma may file with the SEC and/or send to Carisma’s stockholders in connection with the proposed merger. CARISMA URGES, BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS TO READ THE FORM S-4, THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CARISMA, ORTHOCELLIX, THE PROPOSED TRANSACTIONS AND RELATED MATTERS.

Investors and stockholders will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents filed by Carisma with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Carisma with the SEC will also be available free of charge on Carisma’s website at www.carismatx.com, or by contacting Carisma’s Investor Relations at investors@Carismatx.com. In addition, investors and stockholders should note that Carisma communicates with investors and the public using its website at https://ir.Carismatx.com/.

Participants in the Solicitation

Carisma, OrthoCellix, and their respective directors and certain of their executive officers and other members of management may be deemed to be participants in the solicitation of proxies from Carisma’s stockholders in connection with the Proposed Transactions under the rules of the SEC. Information about Carisma’s directors and executive officers, including a description of their interests in Carisma, is included in Carisma’s most recent Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 31, 2025, as amended by Amendment No. 1 to the Annual Report on Form 10-K, which was filed with the SEC on April 29, 2025. Additional information regarding the persons who may be deemed participants in the proxy solicitations, including about the directors and executive officers of OrthoCellix, and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Form S-4, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.